UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2011

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 200 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.                                          Entry into a Material Definitive Agreement.

In March 2005, Helicos BioSciences Corporation (“Helicos”) entered into an agreement (as amended, the “License Agreement”) with Arizona Technology Enterprises (“AZTE”) in which AZTE granted Helicos a worldwide, exclusive, irrevocable, royalty-bearing license, with the right to grant sublicenses, under a family of specified patents and patent applications (the “Licensed Patents”) exclusively licensed by AZTE from the Arizona Board of Regents on behalf of Arizona State University within a specified field of use.  On August 26, 2011, Helicos and AZTE entered into a First Amendment to the License Agreement (the “Amendment”).

The Amendment expanded the field under the License Agreement so that AZTE has now granted to Helicos the exclusive right and license under the Licensed Patents to the full extent of the entire scope of all claims within the Licensed Patents, in all fields of use.  AZTE’s license to Helicos under the License Agreement (the “AZTE Licensed Rights”), which gives Helicos rights to several issued patents covering sequencing-by-synthesis methods and a number of pending patent applications, now expressly includes detection methods that do not rely on the detection of optically-labeled nucleotides (the “Expanded Field”).

Under the terms of the Amendment, Helicos will remain obligated to pay AZTE a specified percentage of income from Helicos-granted sublicenses or other transfers of the AZTE Licensed Rights, including as part of any sale of Helicos or litigation settlement.  Amounts Helicos owes to AZTE will be a percentage of the proportionate value of the AZTE Licensed Rights in any such transaction.  Helicos has also agreed to make additional payments to AZTE for Helicos-granted sublicenses or other such transfers of the AZTE Licensed Rights within the Expanded Field.  Helicos will retain its existing first right to initiate and pursue patent infringement suits involving the AZTE Licensed Rights.

Helicos expects to file the Amendment as an exhibit to its quarterly report on Form 10-Q for the quarter ending September 30, 2011 and intends to seek confidential treatment for certain terms and provisions of the Amendment. The foregoing description is qualified in its entirety by reference to the complete text of the Amendment when filed.

Item 7.01                                             Regulation FD Disclosure

On August 30, 2011, Helicos issued a press release announcing its entry into the Amendment with AZTE.  The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, including the press release incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                      Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Jeffrey R. Moore
Date: August 30, 2011	Name:	Jeffrey R. Moore
	Title:	Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated August 30, 2011